UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2017

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On September 18, 2017, Clean Diesel Technologies, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as our independent registered public accounting firm.  The decision to dismiss BDO was approved by the audit committee of our board of directors.

The audit reports of BDO on our consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except that each of the audit reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did contain an explanatory paragraph related to our ability to continue as a going concern.

In connection with the audit of our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and for the subsequent period through the date of dismissal, there were: (i) no disagreements between us and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its report on our consolidated financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided BDO with a copy of the disclosures in this Current Report on Form 8-K and requested that BDO furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with our statements in this Item 4.01.  A copy of the letter dated September 18, 2017, furnished by BDO in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 Engagement of New Independent Registered Public Accounting Firm

The audit committee of our board of directors approved the appointment of Rose, Snyder & Jacobs, LLP (“RSJ”) as our new independent registered public accounting firm, and we formally engaged RSJ as our independent registered public accounting firm on September 18, 2017.

During our two most recent fiscal years ended December 31, 2016 and 2015 and through September 18, 2017, neither we nor anyone on our behalf consulted with RSJ with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and RSJ did not provide either a written report or oral advice to us that RSJ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from BDO USA, LLP dated September 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2017	CLEAN DIESEL TECHNOLOGIES, INC.

	By:	/s/ Tracy Kern
Tracy Kern
Chief Financial Officer